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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549

                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 17, 2001



                             PORTAL SOFTWARE, INC.
              (Exact Name of Registrant as Specified in Charter)



          Delaware                       000-25829               77-0369737
(State or Other Jurisdiction         (Commission File           (IRS Employer
     of Incorporation)                    Number)            Identification No.)



                         10200 South De Anza Boulevard
                         Cupertino, California  95014
         (Address of Principal Executive Offices, Including Zip Code)


      Registrant's telephone number, including area code: (408) 572-2000
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Item 5.   Other Events

In connection with the previously announced planned retirement of Jack Acosta, Chief Financial Officer and Vice President, Finance, Portal indicated on May 17, 2001 that it is in the process of evaluating potential candidates, that the Company has a strong internal finance organization and that Mr. Acosta will be continuing to assist Portal in a smooth transition. In this regard, Mr. Acosta will move on June 1, 2001 from a full-time role into a transitional role where he will be assisting in the transition process.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PORTAL SOFTWARE, INC.

Dated: May 18, 2001                            By: /s/ JACK L. ACOSTA
                                                   ------------------
                                                   Jack L. Acosta
                                                   Chief Financial Officer
                                                   and Vice President, Finance